SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 12, 1997


                         GUINNESS TELL*PHONE CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
                             -----------------------
                            (State of incorporation)

         025632                                         68-0310550
-----------------------                     ----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


                         655 Redwood Highway, Suite 219
                          Mill Valley, California 94941
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code:            (415) 389-9442

(Former name or former address, if changed since last report):  N/A













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Item 9.  Sale of Equity Securities Pursuant to Regulation S.

     On March 12, 1997, the Registrant sold 15,680 shares of Common Stock, $.001 Par value of the Registrant, at a price of $1.25 per shares U.S. dollars, pursuant to the exemption from registration provided by Regulation S of the Securities Act of 1933. The shares of common stock were sold to non-U.S. persons as such term is defined in Regulation S pursuant to the terms and conditions of an Offshore Securities Subscription Agreement dated March 12, 1997.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GUINNESS TELLI*PHONE CORPORATION
                                              A Nevada Corporation



Dated: March 19, 1997                        /S/ Lawrence A. Guinness
                                             -------------------------------
                                             Name: Lawrence A. Guinness
                                             Title:   President



Dated: March 19, 1997                        /S/ Dixie K. Tanner
                                             ---------------------------------
                                             Name: Dixie K. Tanner
                                             Title:   Secretary

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